SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                     THE MEXICO EQUITY AND INCOME FUND, INC.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      ---------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3)   Filing Party:

      ---------------------------------------------------

      (4)   Date Filed:

      ---------------------------------------------------

                     The Mexico Equity and Income Fund, Inc.

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-5000

                                                               February 16, 2001

Dear Stockholders:

      The Annual Meeting of Stockholders (the "Meeting") of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at 11:00 A.M. on Friday, March 16, 2001, at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote at the Meeting, and postage prepaid envelope in which to return your proxy are enclosed. It is very important that you read the enclosed materials carefully, fill out the enclosed proxy card and return it to us at your earliest convenience.

      At the Meeting, the stockholders will:

      1.    elect one Class I director;

      2. consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants; and

      3. consider and act upon a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution (the "Plan") adopted by the Board of Directors of the Fund.

       The Board of Directors recommends that you vote for Proposals 1, 2 and 3.

                                       Respectfully,


                                       /s/ Alan H. Rappaport

                                       Alan H. Rappaport
                                       Chairman of the Board

                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
               PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD
                AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT.

                     The Mexico Equity and Income Fund, Inc.

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on March 16, 2001

To the Stockholders of
The Mexico Equity and Income Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, on Friday, March 16, 2001 at 11:00 A.M., New York time, for the following purposes:

            1. To elect one Class I director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2003.

            2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending July 31, 2001.

            3. To consider and act upon a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution (the "Plan") adopted by the Board of Directors of the Fund.

      The Board of Directors recommends that you vote for Proposals 1, 2 and 3.

      The Board of Directors has declared that liquidation of the Fund is advisable as the most effective way to afford stockholders the opportunity to promptly realize net asset value for their shares. Subject to receipt of the requisite stockholder approval and the satisfactory resolution of any and all claims pending against the Fund and its Board of Directors, stockholders remaining in the Fund can expect to receive a liquidating distribution, in cash, as soon as reasonably practicable. However, there is no minimum distribution to stockholders. The Fund will not liquidate until all claims, if any, are resolved.

      The Board of Directors has fixed the close of business on January 19, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

      You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

      If and when the Plan becomes effective, the stockholders' respective interests in the Fund's assets will not be transferable by negotiation of the share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc. If the Plan becomes effective, a letter of transmittal will be distributed to all stockholders requesting the return of their certificates to the Fund's transfer agent.

                                       By order of the Board of Directors,


                                       Bryan McKigney
                                       President and Secretary

February 16, 2001

                     The Mexico Equity and Income Fund, Inc.

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE MEXICO EQUITY AND INCOME FUND, INC. (the "Fund"), for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166 on Friday, March 16, 2001 at 11:00 A.M., New York time, and at any adjournments thereof.

      This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about February 16, 2001. Any stockholder giving a proxy has the power to revoke it before its exercise, by voting in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to The Mexico Equity and Income Fund, Inc., c/o CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, New York, New York 10281). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for Proposals Nos. 1, 2 and 3 in this Proxy Statement.

      If a properly executed proxy is returned accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have a discretionary power to vote), the shares represented thereby, with respect to matters to be determined by a plurality or specified majority of the votes cast on such matters (i.e., Proposals No. 1 and No. 2), will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to Proposal No. 3, the adoption of which requires the affirmative vote of 66 2/3% of Fund shares, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the matter. The holders of a majority of the Fund's common stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the transaction of business at the Meeting.

      The Fund will furnish without charge, a copy of its annual report for its fiscal year ended July 31, 2000 to any stockholder requesting such report. Requests for copies of this report should be made by writing to The Mexico Equity and Income Fund, Inc., c/o CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, New York, New York 10281, Attention: Michael O'Donnell, or by calling (800) 421-4777 or (212) 667-5369.

      The Board of Directors has fixed the close of business on January 19, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 8,672,773 shares of common stock.

      To the knowledge of the Fund's management, no person owns beneficially more than 5% of the Fund's outstanding shares except for the persons set forth in the following table.

                                                   Shares           Percent of
                                                Beneficially          Shares
5% Stockholders                                   Owned(1)        Outstanding(2)
---------------                                 ------------      --------------
Mira L.P.                                       2,264,280(3)           26.1%
One Chase Manhattan Plaza - 42nd Floor
New York, NY 10005

----------
(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.
(2) This percentage is calculated on the basis of 8,672,773 shares of stock outstanding as of January 19, 2001.
(3) The above information is based on a Schedule 13D filed on December 7, 1999, which indicates that Mira L.P. has sole voting and dispositive power with respect to all 2,264,280 shares.

      Management of the Fund knows of no business other than that mentioned in Proposals 1, 2 and 3 of the Notice of the Annual Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Board of Directors recommends that stockholders vote in favor of Proposals 1, 2 and 3.

                                PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

      Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of the nominee listed below as a director of the Fund:

                                     Class I

                                Alan H. Rappaport

to serve for a term expiring on the date of the Annual Meeting of Stockholders to be held in 2003, or until his successor is elected and qualified. If such nominee should be unable to serve due to any event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee. The election of a director will require the affirmative vote of a plurality of the votes cast at the Meeting. For this purpose, abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of this matter.

Information Concerning Nominee, Members of the Board of Directors and Officers of the Fund

      The following table sets forth information concerning the nominee as a director of the Fund, each of the Fund's current directors and each of the Fund's officers. The nominee is now a director of the Fund.

                                                                                                            Shares
                                                                                                         Beneficially
 Name, Address and Age             Principal Occupation or Employment                                        Owned
of Nominee, Director or         During Past Five Years and Directorships              Position with       January 19,     Percent of
         Officer                        in Publicly Held Companies                      the Fund            2000(1)          Class
------------------------------------------------------------------------------------------------------------------------------------
* Alan H. Rappaport (47)    Managing Director, JP Morgan Chase & Co. (formerly         Director since       14,371            (2)
1211 Avenue of the          part of The Beacon Group LLC) (since January 2000);        1990 and
Americas, 32nd Floor        Head of Asset Management Division and Managing             Chairman
New York, New York          Director of CIBC World Markets Corp. (1997-2000);          of the Board
10036                       Member of U.S. Management Committee of CIBC World          since 1995
                            Markets Corp. (1998-2000); Director and President of
                            Advantage Advisers, Inc. (1993-2000); Executive Vice
                            President of Oppenheimer & Co., Inc. (1994-1997);
                            Executive Vice President, Advantage Advisers, Inc.
                            (1990-1993); Director of numerous public funds;
                            Member, New York Stock Exchange Advisory Committee
                            on International Capital Markets.

Carroll W. Brewster (64)    Executive Director, Hole in the Wall Gang Fund, Inc.       Director             None              --
126 Lounsbury Road          (not-for-profit charitable organization) (1991-1998);      since 1991
Ridgefield,                 President, Hobart & William Smith Colleges (1982-1991).
Connecticut 06877

Sol Gittleman (66)          Senior Vice President and Provost, Tufts University;       Director             None              --
Ballou Hall                 Independent Individual General Partner, Augusta            since 1990
Tufts University            Partners, L.P.; Individual General Partner, Troon
Medford,                    Partners, L.P.; Independent Manager, Sawgrass
Massachusetts 02155         Fund LLC; Independent Manager, Deauville Europe
                            Fund LLC.

Phillip Goldstein (56)      Portfolio Manager and President of the general partner     Director             277,044           3.2%
60 Heritage Drive           of Opportunity Partners L.P. since 1992; investment        since 2000
Pleasantville, NY10570      manager for a limited number of clients since 1992;
                            advocate for shareholder rights since 1996; Director of
                            the Italy Fund, Inc. since May 2000; Director of the
                            Dresdner Strategic Global Income Fund Inc. since
                            November 2000; Director of the Clemente Strategic
                            Value Fund (1998-2000).

Bryan McKigney (42)         Managing Director, CIBC World Markets Corp.                President and        None              --
World Financial Center      since 1993 President and Secretary of The Asia Tigers      Secretary
200 Liberty Street          Fund, Inc. and The India Fund, Inc. (since 2000);          since 1999
New York, New York          Vice President and Division Executive, Head of
10281                       Derivative Operations, Chase Manhattan Bank
                            (1986-1993); Assistant Vice President, Securities
                            and Commodity Operations, Chase Manhattan Bank
                            (1981-1985)

Alan A. Kaye (48)           Executive Director of CIBC World Markets Corp.             Treasurer            None              --
World Financial Center      since 1995; Vice President, Oppenheimer & Co., Inc.        since 1999
200 Liberty Street          (1986-1994); Treasurer of Asia Tigers Fund, Inc. and
New York, New York          The India Fund, Inc.
10281

All directors and           --                                                         --                   291,415           3.4%
officers as a group

----------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors and officers or based on filings made with the U.S. Securities and Exchange Commission.
(2)   Less than 1%.
* Director so noted is deemed to be an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund and of the Fund's U.S. Co-Adviser, Advantage Advisers, Inc. Mr. Rappaport is an interested person because of his prior affiliation with CIBC World Markets Corp., the parent company of the Fund's U.S. Co-Adviser.

      The Fund's Board of Directors held four regular meetings and five special meetings during the fiscal year ended July 31, 2000. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

      The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund's Audit Committee is composed of directors who are not interested persons of the Fund and its actions are governed by the Fund's Audit Committee Charter, attached hereto as Exhibit
B. The current members of the Audit Committee are Messrs. Gittleman and Brewster. The Audit Committee met twice during the fiscal year ended July 31, 2000.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (the "SEC") and the New York Stock Exchange, Inc. (the "NYSE"). The Fund believes that, during the fiscal year ended July 31, 2000, its officers and directors complied with all filing requirements applicable to them.

Resignation of Directors if Plan of Liquidation is not Approved

      Pursuant to an agreement by and between the Fund and Messrs. Brewster, Gittleman and Rappaport, dated as of January 23, 2001, if the proposal to liquidate and dissolve the Fund is not approved at the Meeting, Messrs. Brewster, Gittleman and Rappaport (if re-elected) have agreed to resign as directors of the Fund, effective immediately after the Meeting is adjourned without setting a date for reconvening the Meeting. In the event that Messrs. Brewster, Gittleman and Rappaport resign, the Fund has agreed to release these directors from any liability and provide indemnification for any claims arising out of their activities as officers or directors of the Fund. Further, the Fund has agreed to continue to provide directors' and officers' insurance coverage to these directors for liability arising in connection with their serving as directors or officers of the Fund.

      Mr. Goldstein intends to continue to serve as a director and therefore would be the sole remaining director of the Fund. If the proposal to liquidate and dissolve the Fund is not approved, and Messrs. Brewster, Gittleman and Rappaport resign as directors of the Fund, Mr. Goldstein has indicated that he intends to cause the Fund to hold a Special Meeting of Stockholders as soon as practicable after the Meeting in order to elect new directors to the Board of Directors of the Fund.

Transactions with and Remuneration of Officers and Directors

      The aggregate remuneration paid or accrued to directors not affiliated with Acci Worldwide, S.A. de C.V., the Fund's Mexican Adviser ("Acci Worldwide"), or Advantage Advisers, Inc., the Fund's U.S. Co-Adviser ("Advantage"), was approximately U.S.$28,000 during the fiscal year ended July 31, 2000, and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings was U.S.$5,089. The Fund pays each non-affiliated director an annual fee of U.S.$5,000 plus U.S.$700 for each directors' meeting and committee meeting attended in person and $100 for each meeting attended by means of a telephonic conference. The officers and interested directors of the Fund received no compensation from the Fund.

      At the Annual Meeting of Stockholders scheduled for December 3, 1999 and reconvened on February 4, 2000, stockholders of the Fund approved an amendment to the Fund's bylaws which provides that all compensation earned by the directors of the Fund shall be held in escrow and not paid to them until the stockholders of the Fund are able to realize net asset value ("NAV") for all their shares. Accordingly, all compensation earned by the non-affiliated directors since February 4, 2000 is currently being held in escrow. It is expected that if Messrs. Brewster and Gittleman resign as directors of the Fund after the Meeting as discussed above, they will be paid any fees earned but not yet paid and will be reimbursed any expenses incurred in connection with attendance at any meetings of the Fund's Board of Directors or the Audit Committee upon their resignations, including such amounts as are currently held in escrow.

      The following table sets forth the aggregate compensation paid or accrued to each director during the fiscal year ended July 31, 2000, as well as the total compensation earned by each director of the Fund by the Fund and other funds advised by Acci Worldwide or Advantage or their affiliates (collectively, the "Fund Complex").

                                                   Pension or
                                                   Retirement                       Total
                                                    Benefits       Estimated     Compensation
                                                   Accrued As        Annual     From Fund and
                                   Aggregate        Part of         Benefits     Fund Complex
                                  Compensation        Fund            Upon         Paid to
Name of Person, Position           From Fund        Expenses       Retirement   Directors (2)
---------------------------------------------------------------------------------------------
Alan H. Rappaport, Director (1)      $    0            $0              $0           $     0
Carroll W. Brewster, Director        $9,300            $0              $0           $ 9,300
Sol Gittleman, Director              $9,400            $0              $0           $ 9,400
Dr. Luis Rubio, Director             $6,650            $0              $0           $22,450
Phillip Goldstein, Director (4)      $3,450            $0              $0           $ 3,450

----------
(1) Mr. Rappaport, who is considered an "interested person" of the Fund, did not receive any compensation from the Fund for his service as director.
(2)   There are currently three funds in the Fund Complex.
(3)   Dr. Rubio served as a director of the Fund until February 4, 2000.
(4) Mr. Goldstein was elected as a director of the Fund at the Annual Meeting of Stockholders scheduled for December 3, 1999 and reconvened on February 4, 2000.

      The Board of Directors recommends that stockholders vote in favor of Proposal No. 1.

                                 PROPOSAL NO. 2:

        RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      At a meeting held on June 9, 2000, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), recommended the selection of PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending July 31, 2001. The Audit Committee of the Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 and has discussed with PricewaterhouseCoopers LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund.

      One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

      The Fund's financial statements for the fiscal year ended July 31, 2000 were audited by PricewaterhouseCoopers LLP. The Audit Committee has reviewed and discussed the audited financial statements with management of the Fund. The Audit Committee has further discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended July 31, 2000 be included in the Fund's most recent annual report.

Audit Fees

      The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Fund's financial statements for the fiscal year ended July 31, 2000 was $65,500.

Financial Information Systems Design and Implementation Fees

      There were no financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Fund, its investment advisers, and entities controlling, controlled by or under common control with either of the investment advisers that provide services to the Fund for the fiscal year ended July 31, 2000.

All Other Fees

      The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Fund, its investment advisers, and entities controlling, controlled by or under common control with either of the investment advisers that provide services to the Fund for the fiscal year ended July 31, 2000 was $3,600. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

      The selection of independent accountants is subject to the ratification or rejection of the stockholders of the Fund at the Meeting. Ratification of the selection of independent accountants will require the affirmative vote of a majority of the votes cast at the Meeting. For this purpose, abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of this matter.

The Board of Directors recommends that stockholders vote in favor of Proposal No. 2.

                                PROPOSAL NO. 3:

                     LIQUIDATION AND DISSOLUTION OF THE FUND

Background

      Shares of closed-end equity funds typically trade in the marketplace at a discount to their net asset value per share (the "discount"). This has been true in the case of the Fund as well as many other closed-end single country funds. Thus, the market price for the Fund's shares generally has been less than the underlying value of the Fund's portfolio. For example, during calendar 2000 the Fund's shares traded at an average discount of approximately 10.72%.

      The Board of Directors has, over an extended period of time, addressed the discount issue in a comprehensive, creative and aggressive manner. The Fund's shares, however, have continued to trade at a discount. As of February 8, 2001, the Fund's shares were trading at a discount of 7.53%.

      At the Fund's 1999 Annual Meeting of Stockholders a stockholder of the Fund submitted a proposal recommending that within 30 days of approval of the proposal, Advantage Advisers, Inc. (the "U.S. Co-Adviser") and Acci Worldwide S.A. de C.V. (the "Mexican Adviser," together the "Investment Advisers") present to the Board of Directors a proposal designed to afford stockholders an opportunity to promptly realize NAV for their shares. At the reconvened Annual Meeting held on February 4, 2000, this stockholder proposal received affirmative votes representing 53.96% of the shares voted on the proposal, or approximately 40% of the shares outstanding.

      After reviewing the vote of the stockholders at the 1999 Annual Meeting and considering various alternatives for achieving the objective of realizing NAV as soon as possible, the Board of Directors determined that liquidation best affords all stockholders the opportunity to promptly realize NAV for their shares through an efficient and fair process. At a meeting held on April 4, 2000, the Board of Directors approved and authorized the orderly liquidation of the Fund, and by unanimous written consent dated as of May 9, 2000, the Board of Directors, adopted a plan of liquidation and dissolution and directed that such plan be submitted for consideration by the Fund's stockholders.

      The proposal to liquidate and dissolve the Fund was submitted to stockholders at a Special Meeting of Stockholders held on July 14, 2000, and reconvened on August 10, 2000 and September 12, 2000. The plan of liquidation and dissolution was not approved by 66 2/3% of the outstanding shares of the Fund within 120 days of the record date set for the Special Meeting, as required by Maryland law. Of the 10,060,394 outstanding shares of common stock, 5,764,990 shares (57.30%) were voted in favor of the proposal, 446,013 shares (4.43%) were voted against the proposal, 77,051 shares (0.77%) abstained and 3,772,340 shares (37.5%) did not vote.

      At a meeting held on September 15, 2000, the Board determined to conduct a tender offer for shares of the Fund's common stock to attempt to reduce the market discount at which the Fund's Shares were trading. On December 4, 2000, the Fund commenced a tender offer for up to 20% of the Fund's outstanding Shares at a price equal to 92% of the Fund's NAV on the termination of the tender offer. Pursuant to the tender offer, 1,272,821 shares (or 12.8% of the shares outstanding) were properly tendered and not withdrawn, and all of the tendered Shares were accepted by the Fund on January 10, 2001 for purchase at the price of $8.38 per share.

      Also at the September 15, 2000 meeting, the Board of Directors determined that in its judgment it was advisable to resubmit a plan of liquidation and dissolution to the stockholders of the Fund for approval at the next Annual Meeting of Stockholders. At a meeting held on November 10, 2000, the Board adopted a plan of liquidation and dissolution of the Fund (the "Plan") and directed that it be submitted for approval by the Fund's stockholders at the next Annual Meeting of Stockholders. A copy of the Plan is attached hereto as Exhibit A. The Plan was approved by three of the Fund's four directors. Mr. Goldstein did not approve the Plan and, moreover, has indicated that he intends to vote all shares over which he has voting power against the Plan. The Mexican Adviser has indicated that it is opposed to liquidating the Fund and considers the long-term operation of the Fund to be in the best interests of stockholders.

      If (a) the Plan is approved by the requisite stockholder vote and (b) any claims that might be pending against the Fund and/or the Board of Directors prior to the effective date of the Plan are satisfactorily resolved in the sole discretion of the Board of Directors, the Fund's assets will be liquidated at market prices and on such terms and conditions as determined to be reasonable and in the best interests of the Fund and its stockholders in light of the circumstances in which they are sold, and the Fund will file Articles of Dissolution with the State of Maryland. Prior to stockholder approval of the Plan, the Fund will continue to invest its assets in accordance with its current investment objective and policies. Stockholders will receive their proportionate cash share of the net distributable assets of the Fund upon liquidation. It is possible that the net distributable assets of the Fund will be less than the NAV of the Fund as of the date of this Proxy Statement. In addition, the costs and possible negative impact on realizable market prices of liquidating the Fund's portfolio will reduce the net distributable assets.

      Under Maryland law and pursuant to the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws, the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund entitled to vote thereon is needed to approve the liquidation of the Fund. For purposes of the vote on the Plan, abstentions and broker non-votes will have the same effect as a vote against the Plan.

      In the event that 66 2/3% of the outstanding shares of capital stock of the Fund are not voted in favor of the Plan, with the result that the Plan is not approved, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies. However, as discussed above, in the event the Plan is not approved, Messrs. Brewster, Gittleman and Rappaport (if re-elected) intend to resign as directors of the Fund effective immediately after the Meeting is adjourned without setting a date for reconvening the Meeting. As such, if the Plan is not approved, Mr. Goldstein will be the sole remaining director of the Fund. It is expected that, if the Plan is not approved at the Meeting, Mr. Goldstein will cause the Fund to hold a Special Meeting of Stockholders as soon as practicable after the Meeting for the purpose of electing new directors. In addition, Mr. Goldstein has indicated that he intends to explore other alternatives to afford stockholders an opportunity to realize NAV for their shares, including but not limited to, a tender offer for all of the Fund's outstanding shares.

      Notwithstanding the approval of 66 2/3% of the outstanding shares of capital stock of the Fund, any claims pending against the Fund and/or the Board of Directors must be satisfactorily resolved prior to the liquidation of the Fund's assets. While the Board of Directors is not currently aware of any such claim, it is possible that such a claim could arise and that costs would be incurred to resolve it. Consequently, the amounts set forth under "Distribution Amounts" below are for illustrative purposes only. If any such claim should arise, the Fund will not liquidate until such claim is satisfactorily resolved in the sole discretion of the Board of Directors.

Summary of Plan of Liquidation and Dissolution

      The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan which is attached hereto as Exhibit A. Stockholders are urged to read the Plan in its entirety.

      Effective Date of the Plan and Cessation of the Fund's Activities as an Investment Company. The Plan will become effective only upon (a) its adoption and approval by the holders of 66 2/3% of the outstanding shares of the Fund and
(b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all possible claims pending against the Fund and/or its Board of Directors (the "Effective Date"). Following these two events, the Fund (i) will cease to invest its assets in accordance with its investment objective and, to the extent necessary, will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that after shareholder approval of the Plan, the Board of Directors may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt securities denominated in U.S. dollars, (ii) will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and (iii) will dissolve in accordance with the Plan and will file Articles of Dissolution with the State of Maryland (Plan, Sections 1-2, 5 and 12). The Fund intends, nonetheless, to continue to meet the source of income, asset diversification and distribution requirements applicable to regulated investment companies under the Internal Revenue Code through the last day of its final taxable year ending on liquidation.

      Closing of Books and Restriction on Transfer of Shares. The proportionate interests of stockholders in the assets of the Fund will be fixed on the basis of their holdings on the Effective Date. On such date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the NYSE (Plan, Section 3).

      Liquidation Distributions. The distribution of the Fund's assets will be made in up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors reasonably deem to exist against the assets of the Fund on the Fund's books. However, there can be no assurance that the Fund will be able to declare and pay the First Distribution. If the First Distribution is declared and paid, the amount of the First Distribution currently is uncertain. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income of the Fund.

      Each stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to the stockholder's proportionate interest in the net assets of the Fund. Each stockholder holding stock certificates of the Fund will receive a confirmation showing such stockholder's proportionate interest in the net assets of the Fund with an advice that such stockholder will be paid in cash upon return of the stock certificate. A letter of transmittal will be distributed to all stockholders requesting the return of their certificates to the Fund's transfer agent. All stockholders will receive information concerning the sources of the liquidating distribution (Plan, Section 7).

      Expenses of Liquidation and Dissolution. All of the expenses incurred by the Fund in carrying out the Plan will be borne by the Fund (Plan, Section 8).

      Continued Operation of the Fund. The Plan provides that the Board of Directors has the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan. In addition, the Board of Directors may abandon the Plan, with stockholder approval, prior to the filing of Articles of Dissolution with the State Department of Assessments and Taxation of Maryland if the Board of Directors determines that such abandonment would be advisable and in the best interests of the Fund and its stockholders (Plan, Sections 9 and 10). However, it is the Board of Directors' current intention to liquidate and dissolve the Fund as soon as practicable following the settlement of all possible claims pending against the Fund and/or the Board of Directors.

Distribution Amounts

      The Fund's net assets as of the close of the regular trading session of the NYSE on January 18, 2001 were $84,409,581. At such date, the Fund had 8,672,773 shares outstanding. Accordingly, on January 18, 2001, the NAV per share of the Fund was $9.73. The amounts to be distributed to stockholders of the Fund upon liquidation will be reduced by the expenses of the Fund in connection with the liquidation and portfolio transaction costs as well as any costs incurred in resolving any claims that may arise against the Fund. The total amount estimated to be spent in connection with the solicitation of stockholders, including the costs associated with the preparation, printing and mailing of the Proxy Statement, is $150,000. The total amount estimated to be spent in connection with the liquidation of the Fund, including the cost of any extension of the Fund's Directors' and Officers' liability insurance policy, is $375,000. Portfolio transaction costs (including amounts allocated for dealer markup on securities traded over the counter) are estimated to be approximately $2,000,000, although actual portfolio transaction costs will depend upon the composition of the portfolio and the timing of the sale of portfolio securities. Actual liquidation expenses and portfolio transaction costs may vary. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to stockholders.

General Income Tax Consequences

      United States Federal Income Tax Consequences. The following is only a general summary of the United States Federal income tax consequences of the Plan and is limited in scope. This summary is based on the United States Federal income tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. While this summary discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution, the Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the liquidation and dissolution of the Fund. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any stockholder upon receipt of a liquidating distribution will be as set forth below.

      While this summary addresses some of the United States Federal income tax consequences of the Plan, neither state nor local tax consequences of the Plan are discussed. Implementing the Plan may impose unanticipated tax consequences on stockholders and affect stockholders differently, depending on their particular tax situations independent from the Plan. Stockholders should consult with their own tax advisers for advice regarding the application of current United States Federal income tax law to their particular situation and with respect to state, local and other tax consequences of the Plan.

      The liquidating distributions received by a stockholder will generally be treated as received in exchange for his stock. The stockholder will generally have a capital gain or loss depending upon the stockholder's basis in the stock.

      The Fund expects to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, expects not to be taxed on any net capital gains it may realize from the sale of its assets. In the unlikely event that the Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes.

      As discussed above, a liquidating distribution will generally be treated for Federal income tax purposes as full payment in exchange for the stockholder's shares and will thus be treated as a taxable sale. Thus, a stockholder who is a United States resident or otherwise subject to United States income taxes will be taxed only to the extent the amount of the balance of the distribution exceeds his or her adjusted tax basis in such shares; if the amount received is less than his or her adjusted tax basis, the stockholder will realize a loss. The stockholder's gain or loss will generally be a capital gain or capital loss if such shares are held as capital assets. If such shares are held as a capital asset and are held for more than one year, then any gain or loss will generally constitute a long-term capital gain or long-term capital loss, as the case may be, taxable to individual stockholders at a maximum rate of 20% depending on the individual taxpayer's bracket. To the extent the individual taxpayer has taxable income below the 28% tax bracket threshold, such individual's effective capital gains tax rate is 10%. Such 10% capital gain tax rate will be reduced to 8% on capital assets that will have been held for more than five years and sold after December 31, 2000. If the stockholder will have held the shares for not more than one year, any gain or loss will be a short-term capital gain or loss and will be taxed at ordinary income tax rates.

      Corporate stockholders should note that there is no preferential Federal income tax rate applicable to capital gains for corporations under the Code. Accordingly, all income recognized by a corporate stockholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the same Federal income tax rate.

      Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax ("backup withholding") on the liquidating distributions. Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number, and those who underreport their tax liability. An individual's taxpayer identification number generally is his or her social security number. Certain stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability if the stockholder furnished the requisite information to the IRS.

      Stockholders will be notified of their respective shares of ordinary and capital gains dividends for the Fund's final fiscal year as has been reported.

Impact of the Plan on the Fund's Status Under the 1940 Act

      On the Effective Date, the Fund will cease doing business as an investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action (Plan, Sections 1, 2 and 9).

      Until the Fund's deregistration as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

Procedure For Dissolution Under Maryland Law

      After the Effective Date, pursuant to the Maryland General Corporation Law and the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws, if at least 66 2/3% of the Fund's aggregate outstanding shares of capital stock are voted for the proposed liquidation and dissolution of the Fund, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the Maryland State Department of Assessments and Taxation, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized. The Fund's Board of Directors will be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-trustees will be vested in their capacity as trustees with full title to all the assets of the Fund (Plan, Sections 2 and 12).

Appraisal Rights

      Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan (Plan, Section 14).

Voting Information

      Approval of the Plan requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund entitled to vote at the Meeting. If no instructions are given by the stockholder, the accompanying proxy will be voted FOR approval of the Plan.

            THE BOARD OF DIRECTORS HAS DETERMINED THAT LIQUIDATION OF THE FUND IS ADVISABLE AS THE MOST EFFECTIVE WAY TO AFFORD STOCKHOLDERS THE OPPORTUNITY TO PROMPTLY REALIZE NET ASSET
                            VALUE FOR THEIR SHARES.

The Investment Advisers

      Advantage serves as U.S. Co-Adviser to the Fund pursuant to a U.S. Co-Advisory Agreement, dated November 3, 1997 (the "U.S. Co-Advisory Agreement"). Advantage is a wholly-owned subsidiary of CIBC World Markets Corp. ("CIBC WM"), which is indirectly owned by The Canadian Imperial Bank of Commerce. Advantage Advisers is an integral division of CIBC WM's Asset Management group which manages assets in excess of U.S.$8 billion.

      Advantage is a corporation organized under the laws of Delaware on May 31, 1990 and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Advantage has served as U.S. Co-Adviser pursuant to the U.S. Co-Advisory Agreement since the Fund's inception. The principal business address of Advantage is CIBC World Markets Corp., 200 Liberty Street, World Financial Center, New York, New York, 10281.

      The names titles and principal occupations of the current directors and executive officers of Advantage are set forth in the following table. The business address of each person listed below is CIBC World Markets Corp., 200 Liberty Street, World Financial Center, New York, New York, 10281.

           Name                            Title and Principal Occupation
           ----                            ------------------------------

           Howard Singer ..............    President of Advantage
           Bruce Renihan ..............    Chief Financial Officer of Advantage
           Thomas Gallagher ...........    Managing Director of Advantage
           Mark Kaplan ................    Managing Director of Advantage
           Seth Novatt ................    Managing Director of Advantage
           Bryan McKigney .............    Managing Director of Advantage
           Punita Kumar-Sinha .........    Managing Director of Advantage
           Joyce Burns ................    Executive Director-Tax of Advantage
           Barbara Pires ..............    Executive Director of Advantage
           Patricia Bourdon ...........    Secretary of Advantage
           Elliot Ganz ................    Assistant Secretary of Advantage

      The following table provides information regarding the directors and officers of the Fund who are also directors, officers or employees of Advantage.

                          Position with
                          The Mexico Equity                 Position with
Name                      and Income Fund, Inc.             Advantage
--------------------------------------------------------------------------------

Bryan McKigney            President and Secretary           Managing Director

      Acci Worldwide serves as the Mexican adviser to the Fund pursuant to the investment advisory agreement, dated October 14, 1991 (the "Mexican Advisory Agreement"). Acci Worldwide was organized in 1990 as a company with limited liability under the laws of Mexico to carry on investment management activities, and is a registered investment adviser under the Advisers Act. Acci Worldwide has served as the Mexican adviser to the Fund since the fund's inception. The principal business address of Acci Worldwide is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600. Acci Worldwide is a wholly owned subsidiary of Acciones y Valores de Mexico, S.A. de C.V. ("AVM").

      AVM, organized in 1971, provides institutional and brokerage services as well as financial advice to investors and securities issuers, specializing in money market, brokerage and corporate finance operations, and provides investment advice to Mexican investment funds. AVM is one of the leading brokerage firms in Mexico and is a wholly owned subsidiary of Grupo Financiero Banamex Accival, S.A. de C.V. ("Banacci").

      The names, titles and principal occupations of the current directors and executive officers of Acci Worldwide are set forth in the following table. The business address of each person listed below is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600.

Name                          Title and Principal Occupation
--------------------------------------------------------------------------------

Alfredo Loera .............   Deputy President of Banacci, Head of Asset
                                Management of AVM and CHairman of ACCI Worldwide
Maria Eugenia Pichardo ....   Managing Director and Asset Management Director of
                                AVM and Director General and Secretary of Acci Worldwide
Enrique Garay .............   Deputy Managing Director of the Trading Equities
                                Division of AVM and Deputy Director of Acci
                                Worldwide
Vidal Lavin ...............   Deputy Asset Management Director of AVM and Deputy
                                Director of Acci Worldwide
Francisco Lopez ...........   Executive Director of Acci Worldwide
Marcela Martinez ..........   Operational Executive Manager of Acci Worldwide
Laura Macouzet ............   Secretary of Acci Worldwide

Miscellaneous

      Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund or personnel of CIBC World Markets Corp., the Fund's administrator. The Fund has retained Georgeson Shareholder Communications Inc. to assist in the proxy solicitation. The cost of their services is estimated at $8,000, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

      Approval of the proposal to liquidate the Fund requires the affirmative vote of at least 66 2/3% of the outstanding shares of capital stock of the Fund cast, in person or by proxy, at a meeting at which a quorum is present. The holders of a majority of the Fund's outstanding common stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal.

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealers may not, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the proposal to liquidate the Fund if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the proposal to liquidate the Fund, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record stockholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as votes against the proposal to liquidate, although they will count toward the presence of a quorum.

Stockholder Proposals

      It is expected that, if the Fund's stockholders fail to approve the liquidation, the Fund will hold an Annual Meeting of Stockholders in December 2001. In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's next Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Mexico Equity and Income Fund, Inc., c/o CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, New York, New York 10281) within a reasonable time before the Fund begins to print and mail its proxy materials. Any stockholder who desires to bring a proposal at the Fund's next Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Mexico Equity and Income Fund, Inc., c/o CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, New York, New York 10281) not less than 60 days nor more than 90 days prior to the date of the next Annual Meeting.

                                       By order of the Board of Directors,


                                       Bryan McKigney
                                       President and Secretary

World Financial Center
200 Liberty Street
New York, New York 10281
February 16, 2001

                                                                       EXHIBIT A

                     The Mexico Equity and Income Fund, Inc.

                       PLAN OF LIQUIDATION AND DISSOLUTION

      The following Plan of Liquidation and Dissolution (the "Plan") of The Mexico Equity and Income Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, which has operated as a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Charter.

      WHEREAS, the Fund's Board of Directors, at a special meeting of the Board of Directors held on April 4, 2000, deemed that in its judgment it was advisable to liquidate and dissolve the Fund, and submitted a plan of liquidation and dissolution to stockholders of the Fund for approval at a Special Meeting of Stockholders held on July 14, 2000 and reconvened on August 10, 2000 and September 12, 2000;

      WHEREAS, the plan of liquidation and dissolution was not approved by 66 2/3% of the outstanding shares of the Fund within 120 days of the record date set for the Special Meeting of Stockholders, as required by Maryland law;

      WHEREAS, the Fund's Board of Directors, at a meeting of the Board of Directors held on September 15, 2000, deemed that in its judgment it is advisable to resubmit a plan of liquidation and dissolution to the stockholders of the Fund for approval at the next Annual Meeting of Stockholders;

      WHEREAS, the Fund's Board of Directors, at a meeting of the Board of Directors held on November 10, 2000, has deemed that in its judgment it is advisable to liquidate and dissolve the Fund, and has adopted this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to stockholders of the Fund for approval;

      NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

      1. Effective Date of Plan. The Plan shall be and become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Fund at a meeting of stockholders called for the purpose of voting upon the Plan and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan by stockholders and resolution of all pending claims is hereinafter called the "Effective Date."

      2. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with the Plan.

      3. Restriction of Transfer and Redemption of Shares. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc.

      4. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board of Directors and the stockholders and that the Fund will be liquidating its assets. Specifically, upon approval of the Plan, the Fund shall mail notice to its known creditors at their addresses as shown on the Fund's records, to the extent such notice is required under the Maryland General Corporation Law (the "MGCL").

      5. Liquidation of Assets. After the event in clause (a) in Section 1 hereof, the Board of Directors may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt securities denominated in U.S. dollars. As soon as is reasonable and practicable after the Effective Date of the Plan, or as soon thereafter as practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Fund not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents.

      6. Payments of Debts. As soon as practicable after the Effective Date of the Plan, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7, below.

      7. Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund's assets are expected to be distributed by up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

      Each stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to the stockholder's proportionate interest in the net assets of the Fund. Each stockholder holding stock certificates of the Fund will receive a confirmation showing such stockholder's proportionate interest in the net assets of the Fund with an advice that such stockholder will be paid in cash upon return of the stock certificate. All stockholders will receive information concerning the sources of the liquidating distribution.

      8. Expenses of the Liquidation and Dissolution. The Fund shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, all printing, mailing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders whether or not the liquidation contemplated by this Plan is effected.

      9. Power of Board of Directors. The Board of Directors and, subject to the direction of the Board of Directors, the Fund's officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, MGCL or any other applicable laws.

      The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

      10. Amendment or Abandonment of Plan. The Board of Directors shall have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board of Directors, will materially and adversely affect the interests of the Fund's stockholders, such variation or amendment will be submitted to the Fund's stockholders for approval. In addition, the Board of Directors may abandon this Plan, with stockholder approval, prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

      11. De-Registration Under the 1940 Act. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission in order to de-register the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the SEC.

      12. Articles of Dissolution. Consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation. As soon as practicable after the Effective Date and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation. After the effectiveness of the Articles of
Dissolution:

      (a) The Fund's Board of Directors shall be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-trustees will be vested in their capacity as trustees with full title to all the assets of the Fund.

      (b) The Director-trustees shall (i) collect and distribute any remaining assets, applying them to the payment, satisfaction and discharge of existing debts and obligations of the Fund, including necessary expenses of liquidation; and (ii) distribute the remaining assets among the stockholders.

      (c)   The Director-trustees may (i) carry out the contracts of the Fund;
            (ii) sell all or any part of the assets of the Fund at public or private sale; (iii) sue or be sued in their own names as trustees or in the name of the Fund; and (iv) do all other acts consistent with law and the Articles of Incorporation of the Fund necessary or proper to liquidate the Fund and wind up its affairs.

      13. Power of the Directors. Implementation of this Plan shall be under the direction of the Board of Directors, who shall have full authority to carry out the provisions of this Plan or such other actions as they deem appropriate without further stockholder action.

      14. Appraisal Rights. Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the Plan.

                                                                       EXHIBIT B

                     The Mexico Equity and Income Fund, Inc.
                                  (the "Fund")

                             AUDIT COMMITTEE CHARTER

Objectives:

      I. The Board of Directors (the "Board") of the Fund has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

      (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Fund's independent auditors and the full Board.

      II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

Responsibilities:

      I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

      (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

      (b) To meet with Fund's independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors render to the Board and shareholders;

      (c) to review significant current financial reporting issues and practices with management and the auditors and to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

      (d) to review the fees charged by the auditors for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in Fund operations;

      (f) to review the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics;

      (g) to report its activities to the full Board on a regular basis and to made such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

      (h)   to review this Charter and recommend any changes to the full Board.

      II. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of the Fund and with representatives of the management company and other service providers responsible for financial reporting and controls.

      III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

                     THE MEXICO EQUITY AND INCOME FUND, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS - MARCH 16, 2001

      The undersigned stockholder of The Mexico Equity & Income Fund, Inc. (the "Fund") hereby appoints Alan H. Rappaport, Laurence E. Cranch and Bryan McKigney, and each of them, the proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, on Friday, March 16, 2001 at 11:00am New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS (Please check one box for each proposal.)

      1. The election of Alan H. Rappaport as a Class I Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2003.

         [     ] FOR                        [   ] WITHHOLD AUTHORITY
                 the nominee listed below         to vote for the nominee listed
                                                  below

      NOMINEE CLASS I:   Alan H. Rappaport

      2. The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending July 31, 2001.

         [     ] FOR           [     ] AGAINST            [     ] ABSTAIN

      3. The approval of the liquidation and dissolution of the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund.

         [     ] FOR           [     ] AGAINST            [     ] ABSTAIN

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                         VOTE FOR PROPOSALS 1, 2 AND 3.

      (Continued and to be signed on the other side)

      The Shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of Proposals 1, 2 and 3. In addition, the Shares represented by this proxy will be voted on any other matter that may come before the Meeting in accordance with the discretion of the proxies appointed hereby. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Fund's Proxy Statement dated February 16, 2001.


Dated ______________, 2001



_____________________________________
Signature



_____________________________________
Signature if held jointly

If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

SIGN, DATE AND MAIL YOUR PROXY TODAY